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                    SUPPLEMENT DATED FEBRUARY 2, 1999 TO THE
                        PROSPECTUS DATED APRIL 30, 1998
                  AS PREVIOUSLY SUPPLEMENTED ON JULY 14, 1998
                              AND AUGUST 28, 1998

                     VAN KAMPEN REAL ESTATE SECURITIES FUND

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    The section of the Prospectus entitled "INVESTMENT ADVISORY SERVICES --
PORTFOLIO MANAGEMENT" is hereby amended with the following:

PORTFOLIO MANAGEMENT -- Theodore R. Bigman and Douglas A. Funke. Mr. Bigman has shared primary responsibility for managing the Fund since its inception. He joined Morgan Stanley Dean Witter Investment Management Inc. ("MSDW Investment Management") formerly known as Morgan Stanley Asset Management Inc. and Morgan Stanley in 1995 and currently is Principal of MSDW Investment Management and Morgan Stanley. He is responsible for MSDW Investment Management's real estate securities research. Prior to 1995, he was a Director at CS First Boston in the Real Estate Group. Mr. Bigman established and managed the REIT effort at CS First Boston including primary responsibility for $2.5 billion of initial public offerings by real estate investment trusts. Mr. Bigman graduated from Brandeis University with a B.A. in Economics and received his M.B.A. from Harvard University. Mr. Funke has shared primary responsibility for managing the Fund since January 1999. He joined Morgan Stanley in 1993 as a financial analyst. Currently, he is a Vice President of MSDW Investment Management and is responsible for providing research and analytical support for the group's real estate securities investment business. Prior to joining MSDW Investment Management, he was a member of Morgan Stanley's Interest Rate and Foreign Exchange Risk Management Group, where he assisted in the execution of more than $3 billion of structured financings and firm-related risk management projects. He graduated from the University of Chicago in 1993 with a B.A. in Economics and Political Science. He is a member of the National Association of Real Estate Investment Trusts and the New York Society of Analysts.

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